(PCTURE)

Prudential
Allocation
Fund

Balanced Portfolio
(Formerly Conservatively
Managed Portfolio)

Strategy Portfolio

Annual Report
July 31, 1995

(LOGO)

Portfolio
Manager's Report

Many stocks and bonds posted double-digit total returns over the last 12 months. So, too, did your Prudential Allocation Fund: Balanced Portfolio and Strategy Portfolio, although both trailed the Lipper Flexible Portfolio average.

Stocks were powered primarily by higher corporate profits, and bonds by lower interest rates. Thus far, 1995 has been an exceptional year for mutual funds.

A Rout, Then A Rally.

Numbers tell the story: the Standard & Poor's 500 Stock Index, a broad measure of the U.S. stock market, rose 26% over the last 12 months, while the Lehman Brothers Aggregate Bond Index gained 10%.

The Dow Jones Industrial Average, a very narrow but frequently cited market average, set a new record of 4700 in July. To put this year's dynamic performance in perspective, consider that the stock market's rise in 1995 to date is more than its increase in all of 1993 and 1994 combined.

What happened? Interest rates peaked last fall, when an inflation scare drove the 30-year U.S. Treasury bond's yield to 8.2%. By the end of July, that yield had plummeted to 6.8%, falling almost as rapidly as it rose last year. Slowing economic growth and tame inflation nudged the decline in rates.

Technology, financial services and industrial stocks have led the stock market so far in 1995.

The Allocation Team.

(PICTURE)  Greg A. Smith (left), Chief Investment Strategist of
Prudential Securities, provides sector allocation advice for the Strategy Portfolio.


(PICTURE)   Portfolio Manager Greg Goldberg (right), selects the
individual securities for both portfolios. Greg follows a growth style of investing, selecting stocks based on their potential to deliver above-average growth in revenues and earnings.

(GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns to show that 1995's returns (so far) are higher than normal. These returns assume the reinvestment of dividends.

Money market funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

Bond funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes a good deal) and their returns are historically lower than those of stock funds.

Stock funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

Sector or specialty stock funds (such as flexible funds) usually entail the greatest risks because they are not widely diversified. They are designed for sophisticated investors who can tolerate additional risk in exchange for higher potential rewards or losses.

Prudential Allocation Fund:
Balanced Portfolio

The Portfolio seeks high total investment return consistent with moderate risk. It invests in a diversified portfolio of equity securities (including securities convertible into equity securities), debt obligations and money market instruments.

The equity and debt securities are generally those of larger, more mature companies and are generally subject to less price volatility than those held by the Strategy Portfolio. Moreover, the weighted average maturity of the Portfolio's holdings is usually shorter than that of the Strategy Portfolio.

The Portfolio may invest up to 10% of its assets in debt securities rated below investment grade, commonly known as "junk bonds," which are subject to greater risk of loss of principal and interest, including default risk, than higher-rated bonds. The Portfolio may also engage in various strategies to reduce certain investment risks and to attempt to enhance return, through the use of conservative, time-tested derivatives such as options, forward currency exchange contracts and futures contracts.

Cumulative Total Returns1                      As of 7/31/95
                                     One     Five     Since2
                                    Year    Years   Inception
                      Class A        13.7%   68.5%     79.6%
                      Class B        12.8    62.2      90.6
                      Class C         N/A     N/A      12.5
Lipper Flexible Portfolio Avg.3      16.8%   68.7%     96.1%

Average Annual Total Returns1      As of 7/31/95
                                     One     Five     Since2
                                    Year    Years   Inception
                      Class A       8.0%     9.9%     10.2%
                      Class B       7.8     10.0       8.5
                      Class C       N/A      N/A      11.5

Past performance is not a guarantee of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares after approximately seven years.

2 Inception dates: 1/22/90 Class A; 9/15/87 Class B; 8/1/94 Class C.

3 Lipper average returns are for 138 funds for one year, 41 funds for five years and 15 funds since inception of Class B shares on 9/15/87.

Name Change
Approved.

The Board of Trustees has voted to change the name of the Conservatively Managed Portfolio to the Balanced Portfolio, effective with the publication of a new prospectus on or about September 29, 1995.

Putting Cash To Work.

As the stock and bond markets came alive in early 1995, we put the Portfolio's substantial cash position (30% of assets as of January 31) to work, cutting it to less than 13% of assets as of July 31.

Dollar-denominated foreign bonds were reduced to 2% of assets from 6%.

The Portfolio increased holdings in equities to 55% of assets from 47% and domestic bonds to 29% from 17%.

We increased holdings of technology stocks -- the leading sector this year -- to 17% from 2%.

                                                        Balanced Portfolio
What Went Well.

Focus On
Technology, Finance.

Our focus on technology stocks benefited the Portfolio, as this sector led the stock market through July 31. Worldwide demand is surging for technology-related goods and services.

Companies around the globe are using improved technology to help increase productivity and keep wages under control. In addition, home computer sales have risen dramatically in the U.S. as CD-ROM and memory prices have fallen.

Top performing technology holdings in your Fund include Sun Microsystems, our largest holding, at about 2% of assets, up about 25% in value year-to-date and

VLSI Technology, about 1% of assets, up about 40% year to date.

(GRAPH)

Our finance holdings (12% of assets) also did well. As of July 31, 1995, finance was our second largest industry weighting. And it was second only to technology in the stock market in total return as measured by the S&P 500. Financial services stocks were direct beneficiaries of lower long-term interest rates, which made the cost of their raw material -- money -- cheaper. Bank stocks also benefited from continuing industry-wide consolidation.

Among our best performing financial services holdings over the past six months were Sun America, representing nearly 2% of assets, up more than 25% in value year to date and Dean Witter Discover, about 1% of assets, up 25% year to date.

We Emphasized
Treasury and
Corporate Bonds.

Since January, we have lengthened the Portfolio's maturity and shifted holdings to the Treasury and corporate sectors of the U.S. bond market, which have led the market this year to date. To do so, we have reduced exposure to dollar-denominated foreign bonds (to 2% as of July 31, from 6%), and eliminated our position in short- term, asset-backed securities.

What Could
Have Gone
Better.

HMOs Were Hit.

During the past six months, we added to our positions in health care stocks, believing they would do well, particularly as HMOs are able to reduce the cost of group medical plans. While we were able to take advantage of low prices, our holdings have not appreciated because highly competitive pricing has temporarily hurt earnings.

A Tale of Two Stocks

Two of our consumer growth holdings also suffered: Fruit of the Loom and discount retailer Caldor. Fruit of the Loom's emphasis on discounting hurt company earnings. Discount retailer Caldor performed dramatically below expectations because of mounting competitive pressures within the industry and the bankruptcy filing of Bradlees.

Prudential Allocation Fund:
Strategy Portfolio

The Portfolio seeks high total investment return, consistent with relatively higher risk than the Balanced Portfolio. The Portfolio invests in equity securities of major corporations, as well as smaller, faster growing companies, which are subject to a greater degree of risk and price volatility than stocks of major corporations.

The Portfolio also invests in a combination of investment grade, high yield (commonly called "junk bonds") and foreign securities. Please note there are special risks associated with foreign investing, such as economic, political and social developments, along with currency fluctuations.

The Portfolio may invest as much as 25% of assets in debt securities rated below investment grade, commonly known as "junk bonds," which are subject to greater risk of loss of principal and interest, including default risk, than higher-rated bonds.

Cumulative Total Returns1                      As of 7/31/95
<CAPTIONS>
                                    One     Five     Since2
                                   Year    Years   Inception
                     Class A        14.0%   64.6%     74.2%
                     Class B        13.1    58.2      89.2
                     Class C         N/A     N/A      12.8
Lipper Flexible Portfolio Avg.3     16.8    68.7      96.1

Average Annual Total Returns1                  As of 7/31/95
<CAPTIONS>
                                    One     Five     Since2
                                   Year    Years   Inception
                     Class A       8.3%    9.4%       9.6%
                     Class B       8.1     9.5        8.4
                     Class C       N/A     N/A       11.8

Past performance is not a guarantee of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Mutual Fund Management, Inc., and Lipper Analytical Services, Inc. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares after approximately seven years.

2 Inception dates: 1/22/90 Class A; 9/15/87 Class B; 8/1/94 Class C.
3 Lipper average returns are for 138 funds for one year, 41 funds for five years and 15 funds since inception of Class B shares on 9/15/87.


Overview.

The Portfolio is currently emphasizing technology stocks -- including computer hardware and electronics -- consumer and health care stocks, and finance stocks, including insurance and financial services.

Technology and Bonds
Lead the Way.

Believing that stock and bond prices had bottomed in January, we started to put our substantial cash position (36% of assets as of January 31) to work, reducing it to 12% by July 31.

Our largest purchases were in technology stocks, the leading sector of the market this year, lifting our holdings to 19% of assets from 4%.

We also made a substantial commitment to the bond market, believing that interest rates had peaked earlier this year. We increased our exposure to bonds to 29% of assets from 14%. The entire position is in U.S. Treasurys. We sold our corporate bonds, which had risen nicely in price.

                                                     Strategy Portfolio
What Went Well.

We Sold Most of Our
Mexican Tesobonos.

When we wrote to you six months ago, we mentioned that the Portfolio's 9% position in Mexican Tesobonos was being retained in hopes that it would appreciate. These dollar-indexed, short-term Mexican government securities suffered when the peso was devalued last December. We are pleased to report we were correct here. Most of our holdings in these securities, $19 million, representing 5% of assets, matured in July, and we recovered 100% of our investment in U.S. dollars, plus all interest. A smaller, residual holding of $2 million, or less than 1% of assets, matures in September.

(GRAPH)

We Increased Our
Duration In Bonds.

Sensing that interest rates had peaked for this part of the economic cycle, we purchased 10- and 30-year U.S. Treasurys, lengthening the duration (a measure of a bond's price sensitivity to interest rate changes) of the Portfolio's bond position to eight years from four years. As a result, we benefited from the exceptional bond rally this year.

What Could
Have Gone
Better.

HMOs Were Hit.

During the past six months, we added to our positions in health care stocks, which should benefit in the long term, particularly as HMOs are able to reduce the cost of group medical plans. While we were able to take advantage of low prices, our holdings did not appreciate because highly competitive pricing has temporarily cut earnings.

A Tale of Two Stocks.

Two of our consumer growth holding offered suffered: Fruit of the Loom and discount retailer Caldor. Fruit of the Loom's emphasis on discounting hurt company earnings. Discount retailer Caldor performed dramatically below expectations because of mounting competitive pressures within the industry and the bankruptcy filing of Bradlees.

Looking Ahead.

U.S. interest rates have fallen and corporate earnings remain strong. Despite the heady levels of the U.S. stock market, we remain optimistic that U.S. stocks have room to appreciate.

Don't forget, though: the last six months comprised one of the best periods in U.S. stock market history, one not likely to be repeated anytime soon. More realistically, U.S. stocks should return to their historical norms of about 10% a year.

President's Letter                                          August 30, 1995

Dear Shareholder:

(PICTURE)
You've probably noticed your shareholder report looks different this month. We've designed it to provide clear, concise and forthright information about your investment, its performance, risks and potential rewards. And, from time to time, I'll share some thoughts with you about the industry, mutual fund trends and how we're responding to them at Prudential Mutual Funds.

On The Hill

One recent trend we like is part of the "Contract with America." It's called the American Dream Savings Account and it was approved by the House of Representatives earlier in the year. The bill should be considered by the Senate sometime this fall.

The American Dream Savings Accounts seeks to improve the traditional Individual Retirement Account program by allowing higher non-working spouse contributions. It would also allow tax-free and penalty-free withdrawals from the account before age 59 1/2, for certain expenses. Prudential Mutual Funds supports the proposal and we urge you to share your opinion about it with your Senator. You can reach your Senator's office by calling 202-224-3121.

In Closing

One final note: if you're a Class B shareholder, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time they will automatically begin to convert to Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will automatically rise after the conversion. Conversions started earlier this year and will occur each calendar quarter -- beginning in December, 1995, they'll take place every March, June, September and December.

I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan. Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

                                                     PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1995                BALANCED PORTFOLIO*
------------------------------------------------------------
------------------------------------------------------------

Shares           Description                              Value (Note 1)
-------------------------------------------------------------------------
LONG-TERM INVESTMENTS--86.1%
COMMON STOCKS--55.0%
--------------------------------------------------------------------------
Aerospace/Defense--1.1%
    60,000   Boeing Co.                              $   4,020,000
   116,400   Gencorp, Inc.                               1,353,150
                                                     -------------
                                                         5,373,150
------------------------------------------------------------
Automotive--0.8%
   150,000   Ford Motor Co.                              4,331,250
------------------------------------------------------------
Chemicals--0.9%
   140,000   Agrium Inc. (Canada)                        4,869,964
------------------------------------------------------------
Computer & Related Equipment--9.5%
   135,000   Bay Networks*                               6,058,125
    80,000   Cisco Systems, Inc.*                        4,450,000
    50,000   Compaq Computer Corp.*                      2,537,500
   222,000   EMC Corp.*                                  5,078,250
   100,000   Intel Corp.                                 6,500,000
    85,000   Motorola, Inc.                              6,513,125
   172,500   Network Express, Inc.*                      3,212,812
   117,800   Quad Systems Corp.*                         1,060,200
   130,000   Seagate Technology*                         5,768,750
   160,000   Sun Microsystems, Inc.*                     7,700,000
                                                     -------------
                                                        48,878,762
------------------------------------------------------------
Consumer Products--0.6%
   158,500   Whitman Corp.                               3,090,750
------------------------------------------------------------
Containers & Packaging--0.7%
   160,000   Stone Container Corp.*                      3,460,000
------------------------------------------------------------
Drugs & Health Care--5.3%
   100,000   Columbia Healthcare Corp.                   4,900,000
   100,000   Forest Laboratories, Inc.*                  4,437,500
    35,000   Johnson & Johnson Co.                       2,511,250
   119,800   Physician Corp. of America*                 1,957,981
    70,000   St. Jude Medical, Inc.                  $   3,832,500
    50,100   Tenet Healthcare Corp.                        764,025
   133,800   U.S. HealthCare, Inc.                       4,231,425
   117,400   Ventritex, Inc.*                            1,871,063
    50,000   Zeneca Group PLC (United Kingdom)           2,668,750
                                                     -------------
                                                        27,174,494
------------------------------------------------------------
Electronics--5.4%
    25,300   ADT Ltd.*                                     303,600
    35,000   Applied Materials, Inc.*                    3,622,500
    77,000   Integrated Device Technology, Inc.*         4,822,125
    51,000   KLA Instruments Corp.*                      4,424,250
    60,000   Loral Corp.                                 3,360,000
    43,700   MEMC Electronic Materials, Inc.*            1,316,463
    98,400   Tencor Instruments*                         4,329,600
   185,500   VLSI Technology, Inc.*                      5,495,437
                                                     -------------
                                                        27,673,975
------------------------------------------------------------
Financial Services--6.5%
   138,800   Ahmanson (H.F.) & Co.                       3,105,650
    70,000   Citicorp                                    4,366,250
   124,500   Dean Witter Discover & Co.                  6,287,250
    60,900   Federal National Mortgage Association       5,701,762
    85,000   NationsBank Corp.                           4,770,625
    47,300   Republic New York Corp.                     2,648,800
   130,000   Salomon, Inc.                               4,793,750
   166,600   Western National Corp.                      1,978,375
                                                     -------------
                                                        33,652,462
------------------------------------------------------------
Home Improvements--1.2%
   115,000   Owens-Corning Fiberglass*                   4,513,750
   119,400   Ply Gem Industries, Inc.                    1,850,700
                                                     -------------
                                                         6,364,450
------------------------------------------------------------
Hotels & Leisure--0.6%
   144,700   Carnival Corp.                              3,273,838

--------------------------------------------------------------------------------
*See Note 8.
 See Notes to Financial Statements.

                                                     PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1995                BALANCED PORTFOLIO*
------------------------------------------------------------
------------------------------------------------------------

Shares           Description                     Value (Note 1)
--------------------------------------------------------------
Insurance--6.1%
    35,400   Berkley (W. R.) Corp.                   $   1,358,475
    26,900   Chubb Corp.                                 2,243,702
    57,300   Emphesys Financial Group, Inc.              1,640,213
   210,000   Equitable Cos., Inc.                        4,698,750
    90,000   Equitable of Iowa Cos.                      2,925,000
    75,800   PMI Group Inc.                              3,524,700
   163,600   SunAmerica, Inc.                            9,366,100
   119,400   Travelers Corp.                             5,656,575
                                                     -------------
                                                        31,413,515
------------------------------------------------------------
Machinery & Equipment--0.9%
    44,100   Regal Beloit Corp.                            904,050
   225,000   Smith International, Inc.*                  3,825,000
                                                     -------------
                                                         4,729,050
------------------------------------------------------------
Mining--0.7%
   300,000   Santa Fe Pacific Gold Corp.*                3,750,000
------------------------------------------------------------
Oil & Gas--3.3%
   106,200   Cabot Corp.                                 1,486,800
   148,000   Mesa, Inc.*                                   629,000
   187,300   Noble Drilling Corp.*                       1,217,450
   157,300   Oryx Energy Co.                             2,261,187
    44,700   Parker & Parsley Petroleum Co.                866,063
   143,600   Repsol S.A. (ADR) (Spain)                   4,792,650
    89,000   Seagull Energy Corp.*                       1,590,875
   222,000   YPF Sociedad Anonima (ADS)
               (Argentina)                               3,857,250
                                                     -------------
                                                        16,701,275
------------------------------------------------------------
Petroleum Services--2.2%
   230,000   BJ Services Corp.*                          5,721,250
    75,000   Exxon Corp.                                 5,437,500
                                                     -------------
                                                        11,158,750
Realty Investment Trust--0.3%
    92,200   Manufactured Home Community, Inc.       $   1,463,675
------------------------------------------------------------
Retail--1.0%
   152,700   Caldor Corp.*                               2,080,538
   106,000   Dillard Department Stores, Inc.             3,286,000
                                                     -------------
                                                         5,366,538
------------------------------------------------------------
Software--2.5%
   121,600   Baan Company N.V.* (Netherlands)            4,058,400
    60,000   Computer Associates International,
               Inc.                                      4,402,500
    50,000   Microsoft Corp.*                            4,525,000
                                                     -------------
                                                        12,985,900
------------------------------------------------------------
Steel & Metals--0.9%
   150,000   National Steel Corp.*                       2,400,000
    70,000   Trinity Industries, Inc.                    2,345,000
                                                     -------------
                                                         4,745,000
------------------------------------------------------------
Telecommunications--2.4%
    62,100   AirTouch Communications*                    1,956,150
   200,000   NEXTEL Communications, Inc.*                3,875,000
   152,800   Tele-Communications, Inc.*                  3,820,000
    75,000   Telefonos de Mexico, Series A (ADR)
               (Mexico)                                  2,475,000
                                                     -------------
                                                        12,126,150
------------------------------------------------------------
Textiles--1.0%
   220,000   Fruit of the Loom, Inc.*                    5,087,500
------------------------------------------------------------
Tobacco--1.1%
   200,000   RJR Nabisco Holdings Corp.                  5,525,000
                                                     -------------
             Total common stocks (cost
               $245,361,408)                           283,195,448

--------------------------------------------------------------------------------
                                             *See Note 8.
                                              See Notes to Financial Statements.
6

                                                     PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1995                BALANCED PORTFOLIO*
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)             Description                 Value (Note 1)
--------------------------------------------------------------------------
DEBT OBLIGATIONS--31.1%
CORPORATE BONDS--6.6%
------------------------------------------------------------
Electronics--0.4%
                       Westinghouse Electric Corp.,
Ba1           $  2,500    6.875%, 9/1/03               $  2,280,825
------------------------------------------------------------
Financial Services--2.3%
                          Associates Corp. of North
                            America,
Aa3                750    6.875%, 1/15/97                   756,172
Aa3                200    8.375%, 1/15/98, Sr. Note,        208,290
                          Financiera Energetica
                            Nacional (Columbia)
BBB-#              900    6.625%, 12/13/96                  893,250
                          First Union Corp., Sub.
                            Note,
A3               1,000    9.45%, 6/15/99                  1,082,240
                          Ford Motor Credit Co.,
A1               5,000    7.75%, 3/15/05                  5,212,800
                          Kansallis-Osake-Pankki
                            Bank, (Finland)
A3               1,000    6.125%, 5/15/98                   989,850
Ba1              1,000    8.65%, 12/29/49                 1,042,500
                          PT Alatief Freeport
                            Finance, Sr. Note,
                            (Netherlands)
Ba2              1,400    9.75%, 4/15/01                  1,414,000
                                                       ------------
                                                         11,599,102
------------------------------------------------------------
Food & Beverage--0.1%
                          Coca Cola Enterprises,
                            Inc.,
A3                 500    6.50%, 11/15/97                   502,995
------------------------------------------------------------
Media--0.3%
                          Grupo Televisa, Sa De
                            Euro, (MTN) (Mexico)
Ba2              1,400    10.00%, 11/9/97                 1,317,750
Oil & Gas--0.2%
                          Arkla, Inc., (MTN)
Ba1           $  1,000    9.30%, 1/15/98               $  1,038,270
------------------------------------------------------------
Petroleum Services--0.2%
                          Empresa De Petroleos,
                            (Columbia)
BBB-#            1,000    7.25%, 7/8/98                     980,000
------------------------------------------------------------
Retail--1.0%
                          K Mart Corp.,
Baa1             5,000    8.125%, 12/1/06                 5,084,650
------------------------------------------------------------
Shipping--0.2%
                          Compania SudAmericana
                            De Vapores, (Chile)
BBB-#            1,100    7.375%, 12/8/03                 1,039,500
------------------------------------------------------------
Tobacco--0.9%
                          RJR Nabisco, Inc.,
Baa3             5,000    7.625%, 9/15/03                 4,872,600
------------------------------------------------------------
Tourism/Resorts--1.0%
                          Royal Caribbean Cruises
                            Ltd.,
Baa3             5,000    8.25%, 4/1/05                   5,187,750
                                                       ------------
                          Total corporate bonds
                            (cost $33,379,339)           33,903,442
------------------------------------------------------------
SOVEREIGN BONDS--0.2%
------------------------------------------------------------
                          United Mexican States,
                            (Mexico)
Ba2              1,225    8.50%, 9/15/02
                            (cost $1,122,069)             1,022,875

--------------------------------------------------------------------------------
*See Note 8.
 See Notes to Financial Statements.

                                                     PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1995                BALANCED PORTFOLIO*
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description          Value  (Note 1)
--------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--24.3%
                          United States Treasury
                            Bonds,
              $ 30,000    7.625%, 2/15/25              $ 32,901,600
                          United States Treasury
                            Notes,
                40,000    6.125%, 7/31/00                39,943,600
                20,000    6.50%, 5/15/05                 20,090,600
                30,100    7.50%, 2/15/05                 32,263,287
                                                       ------------
                          Total U. S. government
                            securities
                            (cost $124,551,018)         125,199,087
                                                       ------------
                          Total debt obligations
                            (cost $159,052,426)         160,125,404
                                                       ------------
                          Total long-term
                            investments (cost
                            $404,413,834)               443,320,852
                                                       ------------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--12.6%
CORPORATE NOTES--0.9%
------------------------------------------------------------
                          Cemex S.A., (Mexico)
NR                 750    6.25%, 10/25/95                   765,000
                          Grupo Condumex S.A. de
                            C.V., (Mexico) (MTN)
NR                 400    6.25%, 7/27/96                    372,000
                          Union Bank Finland, Ltd.,
                            (Finland)
A2               2,600    5.25%, 6/15/96                  2,569,788
                          Westinghouse Credit Corp.,
                            (MTN)
Ba1           $    400    8.75%, 6/3/96                $    406,144
                          Westinghouse Electric
                            Corp.,
Ba1                450    8.70%, 6/20/96                    457,196
                                                       ------------
                          Total corporate notes
                            (cost $4,651,369)             4,570,128
------------------------------------------------------------
REPURCHASE AGREEMENT--11.7%
                60,491    Joint Repurchase Agreement
                            Account,
                            5.82%, 8/1/95, (Note 5)      60,491,000
                                                       ------------
                          Total short-term
                            investments (cost
                            $65,142,369)                 65,061,128
------------------------------------------------------------
Total Investments--98.7%
                          (cost $469,556,203; Note
                            4)                          508,381,980
                          Other assets in excess of
                            liabilities--1.3%             6,783,070
                                                       ------------
                          Net Assets--100%             $515,165,050
                                                       ------------
                                                       ------------

---------------
* Non-income producing security.
# S&P rating.
ADR--American Depository Receipt.
ADS--American Depository Shares.
MTN--Medium Term Note.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                             *See Note 8.
                                              See Notes to Financial Statements.
8

                                                     PRUDENTIAL ALLOCATION FUND
Statement of Assets and Liabilities                         BALANCED PORTFOLIO*
--------------------------------------------------------------------------------

Assets
                                  July 31, 1995
Investments, at value (cost
$469,556,203)................................................................
 ....      $508,381,980
Receivable for investments
sold.........................................................................
 .....        22,637,791
Receivable for Fund shares
sold.........................................................................
 .....         5,289,720
Dividends and interest
receivable...................................................................
 .........         3,431,481
Deferred
expenses.....................................................................
 .......................            10,579

                                    ------------
   Total
assets.......................................................................
 .......................       539,751,551

                                    ------------
Liabilities
Bank
overdraft....................................................................
 ...........................             8,566
Payable for investments
purchased....................................................................
 ........        23,092,390
Payable for Fund shares
reacquired...................................................................
 ........           656,792
Distribution fee
payable......................................................................
 ...............           356,645
Management fee
payable......................................................................
 .................           280,037
Accrued
expenses.....................................................................
 ........................           192,071

                                    ------------
   Total
liabilities..................................................................
 .......................        24,586,501

                                    ------------
Net
Assets.......................................................................
 ............................      $515,165,050

                                    ------------

                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.....................................................................
$    429,002
   Paid-in capital in excess of
par..........................................................................
     454,815,020

                                    ------------

                                     455,244,022
   Undistributed net investment
income.......................................................................
       1,914,605
   Accumulated net realized gain on
investments..............................................................
  19,180,646
   Net unrealized appreciation on
investments................................................................
    38,825,777

                                    ------------
Net Assets, July 31,
1995.........................................................................
 ...........      $515,165,050

                                    ------------

                                    ------------
Class A:
   Net asset value and redemption price per share
      ($119,828,557 / 9,951,069 shares of beneficial interest issued and
outstanding)........................            $12.04
   Maximum sales charge (5% of offering
price)...............................................................
     .63

                                    ------------
   Maximum offering price to
public..........................................................................
          $12.67

                                    ------------

                                    ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($392,290,710 / 32,695,277 shares of beneficial interest issued and
outstanding).......................            $12.00

                                    ------------

                                    ------------
Class C:
   Net asset value, offering price and redemption price per share
      ($3,045,783 / 253,825 shares of beneficial interest issued and
outstanding)............................            $12.00

                                    ------------

                                    ------------

--------------------------------------------------------------------------------
*See Note 8.
 See Notes to Financial Statements.

PRUDENTIAL ALLOCATION FUND
BALANCED PORTFOLIO*
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                             July 31, 1995
Income
   Interest                                        $ 16,851,017
   Dividends (net of foreign withholding taxes
      of $67,443)..............................       3,714,618
                                                  -------------
      Total income.............................      20,565,635
                                                  -------------
Expenses
   Distribution fee--Class A...................         174,385
   Distribution fee--Class B...................       4,094,190
   Distribution fee--Class C...................           9,153
   Management fee..............................       3,120,574
   Transfer agent's fees and expenses..........         972,000
   Reports to shareholders.....................         264,000
   Custodian's fees and expenses...............         159,000
   Registration fees...........................          71,000
   Legal fees..................................          26,000
   Trustees' fees and expenses.................          22,300
   Audit fee and expenses......................          16,500
   Insurance...................................          13,700
   Miscellaneous...............................           6,282
                                                  -------------
      Total expenses...........................       8,949,084
                                                  -------------
Net investment income..........................      11,616,551
                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions.....................      24,868,871
   Foreign currency transactions...............         (13,031)
                                                  -------------
                                                     24,855,840
Net change in unrealized appreciation on
   investments.................................      21,889,387
                                                  -------------
Net gain on investments........................      46,745,227
                                                  -------------
Net Increase in Net Assets Resulting
from Operations................................    $ 58,361,778
                                                  -------------
                                                  -------------

PRUDENTIAL ALLOCATION FUND
BALANCED PORTFOLIO*
Statement of Changes in Net Assets

Increase (Decrease)                     Year Ended July 31,
in Net Assets                          1995             1994
Operations
   Net investment income.........  $  11,616,551    $  8,998,851
   Net realized gain on
      investments and foreign
      currency transactions......     24,855,840       8,854,437
   Net change in unrealized
      appreciation (depreciation)
      of investments.............     21,889,387     (13,575,563)
                                   -------------    ------------
   Net increase in net assets
      resulting from
      operations.................     58,361,778       4,277,725
                                   -------------    ------------
Net equalization credits
   (debits)......................       (108,882)      1,077,644
                                   -------------    ------------
Dividends and distributions (Note
   1)
   Dividends to shareholders from
      net investment income
      Class A....................     (2,234,935)       (970,829)
      Class B....................     (9,204,130)     (9,728,864)
      Class C....................        (21,646)             --
                                   -------------    ------------
                                     (11,460,711)    (10,699,693)
                                   -------------    ------------
   Distributions to shareholders
      from net realized gains on
      investment transactions
      Class A....................       (701,041)     (1,247,471)
      Class B....................     (7,720,336)    (16,812,829)
      Class C....................        (13,746)             --
                                   -------------    ------------
                                      (8,435,123)    (18,060,300)
                                   -------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      subscribed.................    177,082,017     216,417,990
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions..........     18,598,887      26,617,480
   Cost of shares reacquired.....   (201,993,090)    (80,947,022)
                                   -------------    ------------
   Net increase (decrease) in net
      assets from Fund shares
      transactions...............     (6,312,186)    162,088,448
                                   -------------    ------------
Total increase...................     32,044,876     138,683,824
Net Assets
Beginning of year................    483,120,174     344,436,350
                                   -------------    ------------
End of year......................  $ 515,165,050    $483,120,174
                                   -------------    ------------
                                   -------------    ------------

--------------------------------------------------------------------------------
                                             *See Note 8.
                                              See Notes to Financial Statements.
10

                                                     PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1995                 STRATEGY PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

Shares        Description                              Value (Note 1)
 -----------------------------------------------------------------
LONG-TERM INVESTMENTS--89.2%
COMMON STOCKS--60.1%
------------------------------------------------------------------
Aerospace/Defense--0.9%
    51,000   Boeing Co.                              $   3,417,000
------------------------------------------------------------
Automotive--1.1%
   140,000   Ford Motor Co.                              4,042,500
------------------------------------------------------------
Chemicals--1.3%
   130,000   Agrium Inc. (Canada)                        4,522,110
------------------------------------------------------------
Computer & Related Equipment--10.1%
   100,000   Bay Networks*                               4,487,500
    70,000   Cisco Systems, Inc.*                        3,893,750
    45,000   Compaq Computer Corp.*                      2,283,750
   164,000   EMC Corp.*                                  3,751,500
    75,000   Intel Corp.                                 4,875,000
    65,000   Motorola, Inc.                              4,980,625
   135,500   Network Express, Inc.*                      2,523,687
    94,200   Quad Systems Corp.*                           847,800
    72,000   Seagate Technology*                         3,195,000
   130,000   Sun Microsystems, Inc.*                     6,256,250
                                                     -------------
                                                        37,094,862
------------------------------------------------------------
Containers & Packaging--0.8%
   140,000   Stone Container Corp.*                      3,027,500
------------------------------------------------------------
Drugs & Health Care--6.3%
    86,000   Columbia Healthcare Corp.                   4,214,000
    90,000   Forest Laboratories, Inc.*                  3,993,750
    63,900   Health Care & Retirement Corp.*             2,044,800
    27,500   Johnson & Johnson Co.                       1,973,125
   102,100   Physician Corp. of America*                 1,668,697
    64,700   St. Jude Medical, Inc.                      3,542,325
    21,600   Tenet Healthcare Corp.                        329,400
   113,500   U.S. HealthCare, Inc.                   $   3,589,437
   102,900   Ventritex, Inc.*                            1,639,969
                                                     -------------
                                                        22,995,503
------------------------------------------------------------
Electronics--6.3%
    29,000   ADT Ltd.*                                     348,000
    25,000   Applied Materials, Inc.*                    2,587,500
    40,000   General Electric Co.                        2,360,000
    59,000   Integrated Device Technology, Inc.*         3,694,875
    40,000   KLA Instruments Corp.*                      3,470,000
    30,100   Loral Corp.                                 1,685,600
    34,100   MEMC Electronic Materials, Inc.*            1,027,262
    79,300   Tencor Instruments*                         3,489,200
   145,000   VLSI Technology, Inc.*                      4,295,625
                                                     -------------
                                                        22,958,062
------------------------------------------------------------
Financial Services--7.4%
   121,300   Ahmanson ( H.F.) & Co.                      2,714,088
    70,000   Citicorp                                    4,366,250
    88,300   Dean Witter Discover & Co.                  4,459,150
    54,100   Federal National Mortgage Assn.             5,065,112
    75,000   NationsBank Corp.                           4,209,375
    43,200   Republic New York Corp.                     2,419,200
   105,000   Salomon, Inc.                               3,871,875
                                                     -------------
                                                        27,105,050
------------------------------------------------------------
Home Improvements--0.9%
    65,000   Owens-Corning Fiberglass*                   2,551,250
    50,000   Ply Gem Industries, Inc.                      775,000
                                                     -------------
                                                         3,326,250
------------------------------------------------------------
Hotels & Leisure--1.1%
   179,800   Carnival Corp.                              4,067,975

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                          11

                                                     PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1995                 STRATEGY PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

Shares           Description                       Value (Note 1)
----------------------------------------------------------------
Information Services--0.5%
    59,900   American Business Information, Inc.*    $   1,849,413
------------------------------------------------------------
Insurance--5.7%
    10,200   Berkley (W. R.) Corp.                         391,425
    21,400   Chubb Corp.                                 1,784,953
   160,000   Equitable Cos., Inc.                        3,580,000
    65,700   PMI Group, Inc.                             3,055,050
   135,400   SunAmerica, Inc.                            7,751,650
    89,700   Travelers Corp.                             4,249,537
                                                     -------------
                                                        20,812,615
------------------------------------------------------------
Mining--1.0%
   300,000   Santa Fe Pacific Gold Corp.*                3,750,000
------------------------------------------------------------
Oil & Gas--2.7%
   105,900   Mesa, Inc.*                                   450,075
   159,000   Noble Drilling Corp.*                       1,033,500
   118,900   Repsol S.A. (ADR) (Spain)                   3,968,287
    52,400   Seagull Energy Corp.*                         936,650
   190,000   YPF Sociedad Anonima (ADS)
               (Argentina)                               3,301,250
                                                     -------------
                                                         9,689,762
------------------------------------------------------------
Petroleum Services--3.5%
   176,000   BJ Services Corp.*                          4,378,000
    70,000   Exxon Corp.                                 5,075,000
   200,000   Smith International, Inc.*                  3,400,000
                                                     -------------
                                                        12,853,000
------------------------------------------------------------
Realty Investment Trust--0.4%
    97,300   Manufactured Home Community, Inc.           1,544,638
Retail--1.3%
   132,100   Caldor Corp.*                           $   1,799,863
    93,000   Dillard Department Stores, Inc.             2,883,000
                                                     -------------
                                                         4,682,863
------------------------------------------------------------
Software--2.9%
    97,700   Baan Company* (Netherlands)                 3,260,738
    50,000   Computer Associates International,
               Inc.                                      3,668,750
    42,000   Microsoft Corp.*                            3,801,000
                                                     -------------
                                                        10,730,488
------------------------------------------------------------
Steel--1.2%
   150,000   National Steel Corp.*                       2,400,000
    60,000   Trinity Industries, Inc.                    2,010,000
                                                     -------------
                                                         4,410,000
------------------------------------------------------------
Telecommunications--2.3%
    58,500   AirTouch Communications*                    1,842,750
   150,000   NEXTEL Communications, Inc.*                2,906,250
    52,779   Tele-Communications, Inc.*                  1,319,475
    75,000   Telefonos de Mexico, Series A (ADR)
               (Mexico)                                  2,475,000
                                                     -------------
                                                         8,543,475
------------------------------------------------------------
Textiles--1.3%
   200,000   Fruit of the Loom, Inc.*                    4,625,000
------------------------------------------------------------
Tobacco--1.1%
   150,000   RJR Nabisco Holdings Corp.                  4,143,750
                                                     -------------
             Total common stocks (cost
               $185,945,464)                           220,191,816

--------------------------------------------------------------------------------
12                                            See Notes to Financial Statements.

                                                     PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1995                 STRATEGY PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

              Principal
         Principal
              Amount
              (000)      Description                 Value (Note 1)
---------------------------------------------------------------------
DEBT OBLIGATIONS--29.1%
SOVEREIGN BONDS--3.3%
                          Argentina Gov't. Bond,
                            (Argentina)
              $ 13,950    Zero Coupon, 9/1/97          $  6,856,188
                          German Government Bonds,
                            (Germany)
                 7,000    7.375%, 1/3/05                  5,259,382
                                                       ------------
                          Total (cost $12,277,470)       12,115,570
------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--25.8%
                          United States Treasury
                            Notes,
                43,000    7.50%, 2/15/05                 46,090,410
                          United States Treasury
                            Bonds,
                44,000    7.625%, 2/15/25                48,255,680
                                                       ------------
                          Total U.S. Government
                            Securities
                            (cost $94,448,437)           94,346,090
                                                       ------------
                          Total debt obligations
                            (cost $106,725,907)         106,461,660
                                                       ------------
                          Total long-term
                            investments
                            (cost $292,671,371)         326,653,476
                                                       ------------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--11.8%
SOVEREIGN BONDS--0.6%
------------------------------------------------------------
                          Mexican Tesobonos,
                            (Mexico)
                 2,348    Zero Coupon, 12/7/95            2,274,643
REPURCHASE AGREEMENT--11.2%
                          Joint Repurchase
                            Agreement Account,
                            5.82%, 8/1/95, (Note 5)    $ 40,800,000
              $ 40,800
                                                       ------------
                          Total short-term
                            investments
                            (cost $43,078,628)           43,074,643
------------------------------------------------------------
Total Investments--101.0%
                          (cost $335,749,999; Note
                            4)                          369,728,119
                          Liabilities in excess of
                            other assets--(1.0%)         (3,644,178)
                                                       ------------
                          Net Assets--100%             $366,083,941
                                                       ------------
                                                       ------------

---------------
* Non-income producing security.
ADR--American Depository Receipt.
ADS--American Depository Share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                           13

                                                     PRUDENTIAL ALLOCATION FUND
Statement of Assets and Liabilities                          STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

Assets
                                  July 31, 1995
Investments, at value (cost
$335,749,999)................................................................
 ....      $369,728,119
Cash.........................................................................
 ................................            34,950
Receivable for investments
sold.........................................................................
 .....        16,703,011
Dividends and interest
receivable...................................................................
 .........         3,379,850
Receivable for Fund shares
sold.........................................................................
 .....           219,527
Deferred expenses and other
assets.......................................................................
 ....            20,288

                                    ------------
    Total
assets.......................................................................
 ......................       390,085,745

                                    ------------
Liabilities
Payable for investments
purchased....................................................................
 ........        22,560,918
Payable for Fund shares
reacquired...................................................................
 ........           784,384
Distribution fee
payable......................................................................
 ...............           256,290
Management fee
payable......................................................................
 .................           202,682
Accrued
expenses.....................................................................
 ........................           197,530

                                    ------------
    Total
liabilities..................................................................
 ......................        24,001,804

                                    ------------
Net
Assets.......................................................................
 ............................      $366,083,941

                                    ------------

                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.....................................................................
$    294,618
   Paid-in capital in excess of
par..........................................................................
     315,051,415

                                    ------------

                                     315,346,033
   Undistributed net investment
income.......................................................................
       1,539,281
   Accumulated net realized gain on
investments..............................................................
  15,225,530
   Net unrealized appreciation on
investments................................................................
    33,973,097

                                    ------------
Net Assets, July 31,
1995.........................................................................
 ...........      $366,083,941

                                    ------------

                                    ------------
Class A:
   Net asset value and redemption price per share
      ($87,081,211 / 6,978,363 shares of beneficial interest issued and
outstanding).........................            $12.48
   Maximum sales charge (5.00% of offering
price)............................................................
  .66

                                    ------------
   Maximum offering price to
public..........................................................................
          $13.14

                                    ------------

                                    ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($278,713,976 / 22,460,135 beneficial interest issued and
outstanding).................................            $12.41

                                    ------------

                                    ------------
Class C:
   Net asset value, offer price and redemption price per share
      ($288,754 / 23,269 shares of beneficial interest issued and
outstanding)...............................            $12.41

                                    ------------

                                    ------------

--------------------------------------------------------------------------------
14                                            See Notes to Financial Statements.

PRUDENTIAL ALLOCATION FUND
STRATEGY PORTFOLIO
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                             July 31, 1995
Income
   Interest....................................    $ 10,989,653
   Dividends (net of foreign withholding taxes
      of $58,427)..............................       3,814,245
                                                  -------------
    Total income...............................      14,803,898
                                                  -------------
Expenses
   Distribution fee--Class A...................         142,549
   Distribution fee--Class B...................       3,074,388
   Distribution fee--Class C...................           1,692
   Management fee..............................       2,370,080
   Transfer agent's fees and expenses..........       1,024,000
   Reports to shareholders.....................         222,000
   Custodian's fees and expenses...............         204,000
   Registration fees...........................          56,500
   Legal fees..................................          26,000
   Trustees' fees and expenses.................          22,300
   Audit fee and expenses......................          16,500
   Insurance expenses..........................          11,700
   Miscellaneous...............................             985
                                                  -------------
    Total expenses.............................       7,172,694
                                                  -------------
Net investment income..........................       7,631,204
                                                  -------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Net realized gain (loss) on:
   Investment transactions.....................      16,396,551
   Financial futures contracts.................      (1,010,688)
   Foreign currency transactions...............         326,751
                                                  -------------
                                                     15,712,614
                                                  -------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments.................................      20,549,622
   Financial futures contracts.................         467,750
   Foreign currency transactions...............        (348,855)
                                                  -------------
                                                     20,668,517
                                                  -------------
Net gain on investments........................      36,381,131
                                                  -------------
Net Increase in Net Assets Resulting from
Operations.....................................    $ 44,012,335
                                                  -------------
                                                  -------------


PRUDENTIAL ALLOCATION FUND
STRATEGY PORTFOLIO
Statement of Changes in Net Assets

Increase (Decrease)                     Year Ended July 31,
in Net Assets                          1995             1994
Operations
   Net investment income.........  $   7,631,204    $  7,171,844
   Net realized gain on
      investments................     15,712,614      14,878,620
   Net change in unrealized
      appreciation (depreciation)
      of investments.............     20,668,517     (13,682,115)
                                   -------------    ------------
   Net increase in net assets
      resulting from
      operations.................     44,012,335       8,368,349
                                   -------------    ------------
Net equalization credits
   (debits)......................       (274,536)         48,191
                                   -------------    ------------
Dividends and distributions (Note
   1)
   Dividends to shareholders from
      net investment income
      Class A....................     (1,553,405)       (549,810)
      Class B....................     (5,542,190)     (4,811,597)
      Class C....................         (3,515)             --
                                   -------------    ------------
                                      (7,099,110)     (5,361,407)
                                   -------------    ------------
   Distributions to shareholders
      from net realized gains on
      investment transactions
      Class A....................     (1,061,481)       (815,586)
      Class B....................     (9,845,692)    (10,082,411)
      Class C....................         (5,857)             --
                                   -------------    ------------
                                     (10,913,030)    (10,897,997)
                                   -------------    ------------
   Distributions to shareholders
      in excess of net investment
      income
      Class A....................             --         (40,192)
      Class B....................             --        (351,923)
      Class C....................             --              --
                                   -------------    ------------
                                              --        (392,115)
                                   -------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      subscribed.................     87,194,600      76,851,235
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions..........     17,309,043      15,914,742
   Cost of shares reacquired.....   (147,769,905)    (86,835,010)
                                   -------------    ------------
   Net increase (decrease) in net
      assets from Fund share
      transactions...............    (43,266,262)      5,930,967
                                   -------------    ------------
Total decrease...................    (17,540,603)     (2,304,012)
Net Assets
Beginning of year................    383,624,544     385,928,556
                                   -------------    ------------
End of year......................  $ 366,083,941    $383,624,544
                                   -------------    ------------
                                   -------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                           15

Notes to Financial Statements                         PRUDENTIAL ALLOCATION FUND
--------------------------------------------------------------------------------
Prudential Allocation Fund, (the ``Fund'') is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on February 23, 1987 and consists of two series, the Balanced Portfolio* and the Strategy Portfolio. The investment objective of the Balanced Portfolio* is to achieve a high total investment return consistent with moderate risk by investing in a diversified portfolio of money market instruments, debt obligations and equity securities. The investment objective of the Strategy Portfolio is to achieve a high total investment return consistent with relatively higher risk than the Balanced Portfolio* through varying the proportions of investments in debt and equity securities, the quality and maturity of debt securities purchased and the price volatility and the type of issuer of equity securities purchased. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Any security for which the primary market is on an exchange (including NASDAQ National Market System equity securities) is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Corporate bonds (other than convertible debt securities) and U.S. Government and agency securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Forward currency exchange contracts are valued at the current cost of offsetting the contract on the day of valuation. Options are valued at the mean between the most recently quoted bid and asked prices. Futures and options thereon are valued at their last sales price as of the close of the commodities exchange or board of trade.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.
Net realized gains on foreign currency transactions represent net foreign exchange gains from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.
--------------------------------------------------------------------------------
 16                                                                 *See Note
8.
Notes to Financial Statements                         PRUDENTIAL ALLOCATION FUND
--------------------------------------------------------------------------------
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of each series based upon the relative proportion of net assets at the beginning of the day of each class.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of each series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates. Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales and foreign currency transactions.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended July 31, 1995, the Strategy Portfolio decreased undistributed net investment income and increased accumulated net realized gain on investments by $265,496. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of each of the series.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 1995.
PMFD has advised the Fund that it has received approximately $440,000 ($254,000--Balanced Portfolio* and $186,000--Strategy Portfolio) in front-end sales charges resulting from sales of Class A shares during the
--------------------------------------------------------------------------------
*See Note 8.                                                                17

Notes to Financial Statements                         PRUDENTIAL ALLOCATION FUND
--------------------------------------------------------------------------------
year ended July 31, 1995. From these fees, PMFD paid such sales charges to dealers which in turn paid commissions to salespersons.
PSI advised the Fund that for the year ended July 31, 1995 it received approximately $1,677,500 ($963,500--Balanced Portfolio* and $714,000--Strategy Portfolio) in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
PMFD is a wholly-owned subsidiary of PMF. PSI, PIC and PMF are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended July 31, 1995, the Fund incurred fees of approximately $1,396,000 ($711,000--Balanced Portfolio* and $685,000--Strategy Portfolio) for the services of PMFS. As of July 31, 1995, approximately $118,000 ($62,000--Balanced Portfolio* and $56,000--Strategy Portfolio) of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to non-affiliates.
For the year ended July 31, 1995, PSI received approximately $106,500 ($47,400--Balanced Portfolio* and $59,100--Strategy Portfolio) in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended July 31, 1995, were as follows:

            Portfolio                 Purchases        Sales
----------------------------------  -------------  -------------
Balanced Portfolio*...............  $ 806,898,931  $ 800,641,319
Strategy Portfolio................  $ 576,378,735  $ 532,216,646

The cost basis of investments for federal income tax purposes as of July 31, 1995 was $469,592,939 and $335,765,352 for the Balanced Portfolio* and the Strategy Portfolio, respectively, and net and gross unrealized appreciation of investments for federal income tax purposes was as follows:

                                        Balanced       Strategy
                                       Portfolio*      Portfolio
                                      ------------    -----------
Gross unrealized appreciation......   $ 49,713,371    $39,725,210
Gross unrealized depreciation......    (10,924,330)    (5,762,443)
                                      ------------    -----------
Net unrealized appreciation........   $ 38,789,041    $33,962,767
                                      ------------    -----------
                                      ------------    -----------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of July 31, 1995, the Fund had a 12.7% (Balanced Portfolio*--7.6% and Strategy Portfolio--5.1%) undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $101,291,000 (Balanced Portfolio*--$60,491,000 and Strategy Portfolio--$40,800,000) in the principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:
Bear, Stearns & Co., Inc., 5.82%, dated 7/31/95, in the principal amount of $265,000,000, repurchase price $265,042,842, due 8/1/95. The value of the collateral including accrued interest is $270,429,672.
CS First Boston Corp., 5.82%, dated 7/31/95, in the principal amount of $265,000,000, repurchase price $265,042,842, due 8/1/95. The value of the collateral including accrued interest is $270,382,812.
Smith Barney Inc., 5.82%, dated 7/31/95, in the principal amount of $265,000,000 repurchase price $265,042,842 due 8/1/95. The value of the collateral including accrued interest is $270,382,812.
------------------------------------------------------------
Note 6. Capital
Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A
--------------------------------------------------------------------------------
 18                                                                 *See Note
8.

Notes to Financial Statements                         PRUDENTIAL ALLOCATION FUND
--------------------------------------------------------------------------------
shares on a quarterly basis approximately seven years after purchase commencing in February 1995. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the fiscal years ended July 31, 1995 and 1994 were as follows:

                                                                 Balanced
Portfolio*:                   Strategy Portfolio:
                                                                        Class
A                               Class A

-------------------------------       -------------------------------
                Year Ended July 31, 1995                      Shares
  Amount             Shares             Amount
---------------------------------------------------------   -----------
-------------       -----------       -------------
Shares issued............................................     3,862,947
$  44,308,109         1,390,817       $  15,562,421
Shares issued in reinvestment of dividends and
  distributions..........................................       251,790
   2,763,092           226,669           2,532,533
Shares reacquired........................................    (3,252,889)
 (37,646,830)       (1,480,078)        (17,030,049)
                                                            -----------
-------------       -----------       -------------
Net increase in shares outstanding before conversion.....       861,848
   9,424,371           137,408           1,064,905
Shares issued upon conversion from Class B...............     5,717,102
  62,038,822         4,041,405          45,163,786
                                                            -----------
-------------       -----------       -------------
Net increase in shares outstanding.......................     6,578,950
$  71,463,193         4,178,813       $  46,228,691
                                                            -----------
-------------       -----------       -------------
                                                            -----------
-------------       -----------       -------------
                Year Ended July 31, 1994
---------------------------------------------------------
Shares issued............................................     1,936,121
$  22,068,844           954,118       $  11,209,754
Shares issued in reinvestment of dividends and
  distributions..........................................       185,818
   2,104,551           115,925           1,362,807
Shares reacquired........................................      (673,143)
  (7,607,829)         (693,445)         (8,199,850)
                                                            -----------
-------------       -----------       -------------
Net increase in shares outstanding.......................     1,448,796
$  16,565,566           376,598       $   4,372,711
                                                            -----------
-------------       -----------       -------------
                                                            -----------
-------------       -----------       -------------
                                                                        Class
B                               Class B

-------------------------------       -------------------------------
                Year Ended July 31, 1995                      Shares
  Amount             Shares             Amount
---------------------------------------------------------   -----------
-------------       -----------       -------------
Shares issued............................................     5,899,203
$  65,629,606         2,294,936       $  26,157,592
Shares issued in reinvestment of dividends and
  distributions..........................................     1,480,760
  15,800,410         1,357,022          14,767,213
Shares reacquired........................................    (9,125,344)
(100,071,801)       (7,554,633)        (85,523,598)
                                                            -----------
-------------       -----------       -------------
Net decrease in shares outstanding before conversion.....    (1,745,381)
 (18,641,785)       (3,902,675)        (44,598,793)
Shares reacquired upon conversion into Class A...........    (5,738,270)
 (62,038,822)       (4,066,519)        (45,163,786)
                                                            -----------
-------------       -----------       -------------
Net decrease in shares outstanding.......................    (7,483,651)
$ (80,680,607)       (7,969,194)      $ (89,762,579)
                                                            -----------
-------------       -----------       -------------
                                                            -----------
-------------       -----------       -------------

--------------------------------------------------------------------------------
*See Note 8.                                                                19

Notes to Financial Statements                         PRUDENTIAL ALLOCATION FUND
--------------------------------------------------------------------------------

                                                                 Balanced
Portfolio*:                   Strategy Portfolio:
                                                                        Class
B                               Class B

-------------------------------       -------------------------------
                Year Ended July 31, 1994                      Shares
  Amount             Shares             Amount
---------------------------------------------------------   -----------
-------------       -----------       -------------
Shares issued............................................    17,006,359
$ 194,349,146         5,564,589       $  65,641,481
Shares issued in reinvestment of dividends and
  distributions..........................................     2,171,273
  24,512,929         1,243,606          14,551,935
Shares reacquired........................................    (6,463,788)
 (73,339,193)       (6,693,142)        (78,635,160)
                                                            -----------
-------------       -----------       -------------
Net increase in shares outstanding.......................    12,713,844
$ 145,522,882           115,053       $   1,558,256
                                                            -----------
-------------       -----------       -------------
                                                            -----------
-------------       -----------       -------------
                                                                        Class
C                               Class C

-------------------------------       -------------------------------
          August 1, 1994* Through July 31, 1995               Shares
  Amount             Shares             Amount
---------------------------------------------------------   -----------
-------------       -----------       -------------
Shares issued............................................       442,652
$   5,105,480            26,928       $     310,801
Shares issued in reinvestment of dividends and
  distributions..........................................         3,269
      35,385               850               9,297
Shares reacquired........................................      (192,096)
  (2,235,637)           (4,509)            (52,472)
                                                            -----------
-------------       -----------       -------------
Net increase in shares outstanding.......................       253,825
$   2,905,228            23,269       $     267,626
                                                            -----------
-------------       -----------       -------------
                                                            -----------
-------------       -----------       -------------
---------------
  * Commencement of offering of Class C shares.

------------------------------------------------------------
Note 7. Dividends
On September 7, 1995, the Board of Trustees of the Fund declared a dividend from undistributed net investment income of $.0675 per share to Class A shareholders and $.0450 per share to Class B shareholders and Class C shareholders for the Balanced Portfolio* and a dividend from undistributed net investment income of $.0675 per share to Class A shareholders and $.0450 per share to Class B shareholders, and Class C shareholders for the Strategy Portfolio. All dividends are payable on September 15, 1995 to shareholders of record on September 12, 1995.
------------------------------------------------------------
Note 8. Subsequent Events
On May 3, 1995, the Board of Directors of the Prudential Allocation Fund has approved a name change for the Conservatively Managed Portfolio to the Balanced Portfolio. On September 6, 1995, the shareholders of the Prudential Incomevertible Fund approved the merger into the Balanced Portfolio. Both changes are effective September 29, 1995.
--------------------------------------------------------------------------------
 20                                                                 *See Note
8.

                                                      PRUDENTIAL ALLOCATION FUND
Financial Highlights                                         BALANCED PORTFOLIO*
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each of the years indicated:

                                                                          Class
A

-------------------------------------------------------
                                                                    Year Ended
July 31,

-------------------------------------------------------
                                                    1995        1994        1993
      1992        1991
                                                  --------     -------
-------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  11.12     $ 11.75     $
11.00     $ 10.73     $10.23
                                                  --------     -------
-------     -------     ------
Income from investment operations
Net investment income.........................         .34         .33
 .43         .44        .44
Net realized and unrealized gain (loss) on
   investment transactions....................        1.11        (.05)
1.16         .81        .73
                                                  --------     -------
-------     -------     ------
   Total from investment operations...........        1.45         .28
1.59        1.25       1.17
                                                  --------     -------
-------     -------     ------
Less distributions
Dividends from net investment income..........        (.33)       (.37)
(.37)       (.44)      (.44)
Distributions paid to shareholders from net
   realized gains on investment
   transactions...............................        (.20)       (.54)
(.47)       (.54)      (.23)
                                                  --------     -------
-------     -------     ------
   Total distributions........................        (.53)       (.91)
(.84)       (.98)      (.67)
                                                  --------     -------
-------     -------     ------
Net asset value, end of period................    $  12.04     $ 11.12     $
11.75     $ 11.00     $10.73
                                                  --------     -------
-------     -------     ------
                                                  --------     -------
-------     -------     ------
TOTAL RETURN(a):..............................       13.67%       2.39%
15.15%      12.29%     11.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $119,829     $37,512
$22,605     $10,944     $4,408
Average net assets (000)......................    $ 69,754     $29,875
$15,392     $ 7,103     $2,747
Ratios to average net assets:
   Expenses, including distribution fees......        1.22%       1.23%
1.17%       1.29%      1.38%
   Expenses, excluding distribution fees......        0.97%       1.00%
 .97%       1.09%      1.18%
   Net investment income......................        2.90%       2.84%
3.88%       3.97%      4.44%
Portfolio turnover rate.......................         201%        108%
 83%        105%       137%

---------------

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
*See Note 8.
 See Notes to Financial Statements.                                         21

                                                      PRUDENTIAL ALLOCATION FUND
Financial Highlights                                         BALANCED PORTFOLIO*
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each of the periods indicated:

Class B                                 Class C

------------------------------------------------------------     ---------

                                    August 1,

                                     1994(a)
                                                                      Year Ended
July 31,                           through

------------------------------------------------------------     July 31,
                                                    1995         1994
1993         1992         1991         1995
                                                  --------     --------
--------     --------     --------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  11.09     $  11.72     $
10.98     $  10.71     $  10.22      $ 11.12
                                                  --------     --------
--------     --------     --------     ---------
Income from investment operations
Net investment income.........................         .26          .24
  .34          .35          .36          .21
Net realized and unrealized gain (loss) on
   investment transactions....................        1.10         (.05)
 1.16          .82          .73         1.12
                                                  --------     --------
--------     --------     --------     ---------
   Total from investment operations...........        1.36          .19
 1.50         1.17         1.09         1.33
                                                  --------     --------
--------     --------     --------     ---------
Less distributions
Dividends from net investment income..........        (.25)        (.28)
 (.29)        (.36)        (.37)        (.25)
Distributions paid to shareholders from net
   realized gains on investment
   transactions...............................        (.20)        (.54)
 (.47)        (.54)        (.23)        (.20)
                                                  --------     --------
--------     --------     --------     ---------
   Total distributions........................        (.45)        (.82)
 (.76)        (.90)        (.60)        (.45)
                                                  --------     --------
--------     --------     --------     ---------
Net asset value, end of period................    $  12.00     $  11.09     $
11.72     $  10.98     $  10.71      $ 12.00
                                                  --------     --------
--------     --------     --------     ---------
                                                  --------     --------
--------     --------     --------     ---------
TOTAL RETURN(d):..............................       12.79%        1.61%
14.27%       11.48%       11.13%       12.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $392,291     $445,609
$321,831     $225,995     $162,281      $ 3,046
Average net assets (000)......................    $409,419     $392,133
$267,340     $189,358     $149,907      $   920
Ratios to average net assets:(c)
   Expenses, including distribution fees......        1.97%        2.00%
 1.97%        2.09%        2.16%        2.04%(b)
   Expenses, excluding distribution fees......         .97%        1.00%
  .97%        1.09%        1.16%        1.04%(b)
   Net investment income......................        2.34%        2.08%
 3.04%        3.25%        3.55%        2.20%(b)
Portfolio turnover rate.......................         201%         108%
   83%         105%         137%         201%

---------------

 (a) Commencement of offering of Class C shares.
 (b) Annualized.
 (c) Because of the recent commencement of its offering, the ratios for the Class C shares are not necessarily comparable to that of Class A or B shares and are not necessarily indicative of future ratios.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
                                             *See Note 8.
22                                            See Notes to Financial Statements.

                                                      PRUDENTIAL ALLOCATION FUND
Financial Highlights                                          STRATEGY PORTFOLIO
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each of the years indicated:

                                                                          Class
A

-------------------------------------------------------
                                                                    Year Ended
July 31,

-------------------------------------------------------
                                                   1995        1994        1993
      1992        1991
                                                  -------     -------
-------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 11.60     $ 11.82     $
12.03     $ 11.45     $ 10.50
                                                  -------     -------
-------     -------     -------
Income from investment operations
Net investment income.........................        .38         .30
 .42         .35         .38
Net realized and unrealized gain on investment
   and foreign currency transactions..........       1.14         .05
 .70        1.02         .98
                                                  -------     -------
-------     -------     -------
   Total from investment operations...........       1.52         .35
1.12        1.37        1.36
                                                  -------     -------
-------     -------     -------
Less distributions
Dividends from net investment income..........       (.30)       (.22)
(.37)       (.37)       (.35)
Dividends in excess of net investment
   income.....................................         --        (.01)
--          --          --
Distributions paid to shareholders from net
   realized gains on investment and foreign
   currency transactions......................       (.34)       (.34)
(.96)       (.42)       (.06)
                                                  -------     -------
-------     -------     -------
   Total distributions........................       (.64)       (.57)
(1.33)       (.79)       (.41)
                                                  -------     -------
-------     -------     -------
Net asset value, end of year..................    $ 12.48     $ 11.60     $
11.82     $ 12.03     $ 11.45
                                                  -------     -------
-------     -------     -------
                                                  -------     -------
-------     -------     -------
TOTAL RETURN(a):..............................      13.95%       2.88%
10.02%      12.36%      13.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $87,081     $32,485
$28,641     $20,378     $10,765
Average net assets (000)......................    $57,020     $30,634
$24,216     $15,705     $ 6,694
Ratios to average net assets:
   Expenses, including distribution fees......       1.33%       1.26%
1.21%       1.26%       1.33%
   Expenses, excluding distribution fees......       1.08%       1.03%
1.01%       1.06%       1.13%
   Net investment income......................       3.34%       2.52%
3.61%       3.05%       3.89%
Portfolio turnover rate.......................        180%         96%
145%        241%        189%

---------------

 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                           23

                                                      PRUDENTIAL ALLOCATION FUND
Financial Highlights                                          STRATEGY PORTFOLIO
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each of the periods indicated:

Class B                                 Class C

------------------------------------------------------------     ---------

                                    August 1,

                                     1994(a)
                                                                      Year Ended
July 31,                           through

------------------------------------------------------------     July 31,
                                                    1995         1994
1993         1992         1991         1995
                                                  --------     --------
--------     --------     --------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  11.54     $  11.79     $
12.01     $  11.43     $  10.49      $ 11.57
                                                  --------     --------
--------     --------     --------     ---------
Income from investment operations
Net investment income.........................         .20          .21
  .34          .26          .30          .25
Net realized and unrealized gain on investment
   and foreign currency transactions..........        1.22          .05
  .70         1.02          .97         1.14
                                                  --------     --------
--------     --------     --------     ---------
   Total from investment operations...........        1.42          .26
 1.04         1.28         1.27         1.39
                                                  --------     --------
--------     --------     --------     ---------
Less distributions
Dividends from net investment income..........        (.21)        (.16)
 (.30)        (.28)        (.27)        (.21)
Dividends in excess of net investment
   income.....................................          --         (.01)
   --           --           --           --
Distributions paid to shareholders from net
   realized gains on investment and foreign
   currency transactions......................        (.34)        (.34)
 (.96)        (.42)        (.06)        (.34)
                                                  --------     --------
--------     --------     --------     ---------
   Total distributions........................        (.55)        (.51)
(1.26)        (.70)        (.33)        (.55)
                                                  --------     --------
--------     --------     --------     ---------
Net asset value, end of period................    $  12.41     $  11.54     $
11.79     $  12.01     $  11.43      $ 12.41
                                                  --------     --------
--------     --------     --------     ---------
                                                  --------     --------
--------     --------     --------     ---------
TOTAL RETURN(d):..............................       13.05%        2.11%
 9.21%       11.53%       12.49%       12.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $278,714     $351,140
$357,287     $314,771     $219,983      $   289
Average net assets (000)......................    $307,439     $362,579
$339,225     $267,525     $190,913      $   170
Ratios to average net assets:(c)
   Expenses, including distribution fees......        2.08%        2.03%
 2.01%        2.06%        2.11%        2.10%(b)
   Expenses, excluding distribution fees......        1.08%        1.03%
 1.01%        1.06%        1.11%        1.10%(b)
   Net investment income......................        1.77%        1.77%
 2.79%        2.27%        2.95%        2.27%(b)
Portfolio turnover rate.......................         180%          96%
  145%         241%         189%         180%

---------------

(a)  Commencement of offering of Class C shares.
(b)  Annualized.
(c) Because of the recent commencement of its offering, the ratios for the Class C shares are not necessarily comparable to that of Class A or B shares and are not necessarily indicative of future ratios.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
 24                                           See Notes to Financial Statements.

Report of Independent Accountants                     PRUDENTIAL ALLOCATION FUND
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Allocation Fund
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Prudential Allocation Fund (consisting of the Balanced Portfolio (formerly the Conservatively Managed Portfolio) and the Strategy Portfolio) as of July 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of July 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios constituting Prudential Allocation Fund as of July 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
September 7, 1995

Tax Information                                       PRUDENTIAL ALLOCATION FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (July 31, 1995) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended July 31, 1995, the Fund paid aggregate dividends and distributions as follows:

                                                                Balanced
Portfolio*                    Strategy Portfolio

---------------------------------      ---------------------------------
                                                         Class A      Class B
    Class C      Class A      Class B      Class C
                                                         -------      -------
    -------      -------      -------      -------
            Dividends from ordinary income..........      $ .33        $ .25
     $ .25        $ .30        $ .21        $ .21
            Distributions from long-term capital
            gains...................................        .20          .20
       .20          .34          .34          .34

Dividends paid from long-term capital gains are taxable as such. We also wish to
advise you that 18.4%--Balanced Portfolio* and 46.0%--Strategy Portfolio of the dividends paid from ordinary income in the fiscal year ended July 31, 1995 qualified for the corporate dividends received deduction available to corporate taxpayers.
In January 1996, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1995.
--------------------------------------------------------------------------------
*See Note 8.                                                                 25

Getting
The Most
From Your
Prudential
Mutual
Fund

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio
Manager's Report
The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio managers favors and any changes that are on the drawing board.

Portfolio of
Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets
and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement of
Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement of Changes
in Net Assets
This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial
Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent
Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

         Balanced Portfolio       Lehman Gov't/Corp Index      S&P 500 Index

Prudential Allocation Fund: Balanced Portfolio, Lehman
Gov't./Corp. Index & S&P 500: Comparing a $10,000 Investment.

Class A

(CHART)

Class B

(CHART)

Class C

(CHART)

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Allocation Fund (Balanced Portfolio Class A, Class B and Class C) with similar investments in the Lehman Government/Corporate Bond Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of this reporting period (July 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, in 1987 for Class B shares and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on July 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph.

The Lehman Government/Corporate Bond Index is a weighted index comprised of public, fixed- rate, non-convertible domestic corporate debt securities that are rated at least investment grade (BBB/Baa or higher) and public obligations of the U.S. Treasury. The S&P 500 is a capital- weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Both the Lehman Government/Corporate Bond Index and the S&P 500 are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in these indices may differ substantially from the securities in each of the Fund's portfolios. The Lehman Government/Corporate Bond Index and the S&P 500 are not the only indices that may be used to characterize performance of balanced funds and other indices may portray different comparative performance.

       Strategy Portfolio        Lehman Gov't/Corp Index        S&P 500 Index

Prudential Allocation Fund: Strategy Portfolio, Lehman
Gov't./Corp. Index & S&P 500: Comparing a $10,000 Investment.

Class A

(CHART)

Class B

(CHART)

Class C

(CHART)

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Allocation Fund (Strategy Portfolio Class A, Class B and Class C) with similar investments in the Lehman Government/Corporate Bond Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of this reporting period (July 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, in 1987 for Class B shares and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on July 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph.

The Lehman Government/Corporate Bond Index is a weighted index comprised of public, fixed- rate, non-convertible domestic corporate debt securities that are rated at least investment grade (BBB/Baa or higher) and public obligations of the U.S. Treasury. The S&P 500 is a capital- weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Both the Lehman Government/Corporate Bond Index and the S&P 500 are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in these indices may differ substantially from the securities in each of the Fund's portfolios. The Lehman Government/Corporate Bond Index and the S&P 500 are not the only indices that may be used to characterize performance of balanced funds and other indices may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

(LOGO)

Trustees
Edward D. Beach
Donald D. Lennox
Douglas H. McCorkindale
Thomas T. Mooney
Richard A. Redeker
Louis A. Weil, III

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Susan C. Cote, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 06010-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74429R108 74429R405 MF134E
74429R207 74429R504 Cat. #642032D
74429R306 74429R603